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Exhibit 5.2

CONSENT OF INDEPENDENT ACCOUNTANTS

        We consent to the use of our report dated February 9, 2009 with respect to the financial statements of Central GoldTrust as at December 31, 2008 and 2007 for each of the years in the three year period ended December 31, 2008, incorporated by reference in the Registration Statement on Amendment No. 1 to Form F-10 of Central GoldTrust.

/s/ ERNST & YOUNG LLP
Toronto, Canada	Chartered Accountants
June 8, 2009	Licensed Public Accountants

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  Exhibit 5.2
CONSENT OF INDEPENDENT ACCOUNTANTS